UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act 1934
Date of report (Date of earliest event reported): July 10, 2007
WESTMORELAND COAL COMPANY

(Exact Name of Registrant as Specified in Charter)

Delaware	001-11155	23-1128670

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
14th Floor, 2 North Cascade Avenue, Colorado Springs, CO 80903

(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (719) 442-2600

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     On July 11, 2007, Westmoreland Coal Company, a Delaware corporation (the “Company”), Tontine Capital Partners, L.P. (“Tontine”), and Silverhawk Capital Partners GP, LLC (“Silverhawk”) entered into an Amended and Restated First Amendment to Standby Purchase Agreement (the “Amended and Restated First Amendment”), which amended the Standby Purchase Agreement dated May 2, 2007 (the “Standby Purchase Agreement”) between Westmoreland and Tontine. The Standby Purchase Agreement, as amended, is referred to herein as the Standby Agreement.
     The Amended and Restated First Amendment amended and restated the first amendment signed July 3, 2007 in order to correct the name of the Silverhawk entity party to the Standby Agreement. The Amended and Restated First Amendment did not alter the substantive terms of the amendment to the Standby Purchase Agreement. Reference is made to the Company’s Current Report on Form 8-K filed July 6, 2007, for a description of that amendment. The Amended and Restated First Amendment was effective as of July 3, 2007.
     The Amended and Restated First Amendment is attached hereto as Exhibit 10.1 and is incorporated by reference into this Item 1.01.
     This Current Report on Form 8-K is not an offer to sell or the solicitation of an offer to buy shares of common stock or any other securities, whether under the terms of the rights offering, the Standby Agreement, or otherwise. Offers and sales of common stock issuable in the rights offering will only be made by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, and applicable state securities laws, on the terms and subject to the conditions set forth in such prospectus. Offers and sales of shares of common stock pursuant to the Standby Agreement will only be made in private placement transactions exempt from the registration requirements of the Securities Act and applicable state securities laws on the terms and subject to the conditions of the Standby Agreement.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
     Michael Armstrong, a member of the Company’s Board of Directors, has submitted his resignation from the Board effective July 10, 2007 for reasons related to his health. Mr. Armstrong was a member of the Board’s Compensation and Benefits Committee and Executive Committee. Mr. Armstrong’s letter of resignation is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 5.02.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit 10.1	Amended and Restated First Amendment to Standby Purchase Agreement dated as of July 3, 2007 among Westmoreland Coal Company, Tontine Capital Partners, L.P., and Silverhawk Capital Partners GP, LLC

Exhibit 99.1	Letter dated July 10, 2007 from Michael Armstrong to Keith Alessi

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: July 12, 2007

WESTMORELAND COAL COMPANY
By:	/s/ David J. Blair
	Name:	David J. Blair
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 10.1	Amended and Restated First Amendment to Standby Purchase Agreement dated as of July 3, 2007 among Westmoreland Coal Company, Tontine Capital Partners, L.P., and Silverhawk Capital Partners GP, LLC

Exhibit 99.1	Letter dated July 10, 2007 from Michael Armstrong to Keith Alessi